UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) May 24, 2006

Commission	Registrant, Address of Principal Executive	I.R.S. Employer	State of
File Number	Offices and Telephone Number	Identification Number	Incorporation
1-08788	SIERRA PACIFIC RESOURCES	88-0198358	Nevada
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
Signatures
EX-3.1 CERTIFICATE OF AMENDMENT DATED MAY 24, 2006

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On May 24, 2006, Sierra Pacific Resources filed a Certificate of Amendment with the Nevada Secretary of State to amend Section 1 of Article V of its Restated Articles of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 350,000,000 in accordance with the vote of the Sierra Pacific Resources’ stockholders adopted at the Annual Meeting of Stockholders held on May 1, 2006.
     The Certificate of Amendment is filed herewith as Exhibit 3.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
3.1	Certificate of Amendment dated May 24, 2006 to Restated Articles of Incorporation dated July 28, 1999.

3.2	Restated Articles of Incorporation dated July 28, 1999 (incorporated by reference to Exhibit 3(A) to Form 10-K for year ended December 31, 1999).

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: May 25, 2006	By:	/s/ John E. Brown
John E. Brown
Controller